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                                                              Supplement dated
                                                              October 20, 1997


                                MONY Corporate
                  Supplement to Prospectus Dated May 1, 1997


For Policies offered or issued for delivery to residents of the State of Connecticut, the minimum loan amount is $200. In addition the Owner of a Policy offered or issued for delivery in the State of Connecticut, will have the right to Exchange the Policy for a policy made available by the Company at the time, the cash values and death benefits of which are not dependent upon the investment experience of a separate account.


Form No. 14352 SL (10/97A)                                             333-06071